Exhibit 99.2

                                [LOGO OF AMREIT]
--------------------------------------------------------------------------------
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                DECEMBER 31, 2005
                                   (Unaudited)

                                TABLE OF CONTENTS
                                -----------------
                                                                         Page #
                                                                       --------
Corporate Profile                                                          1
Consolidated Balance Sheets                                                2
Consolidated Statements of Operations                                   3 - 4
Consolidated Statements of Operations - Segments                        5 - 6

SUMMARY OF OPERATING RESULTS
     Funds From Operations                                                 7
     Dividends - All Classes of Common Shares                              7
     Rental Income                                                         8
     Real Estate Revenue Allocation                                        8
     Discontinued Operations                                               9
     Interest Expense                                                      9

SUMMARY BALANCE SHEET INFORMATION
     Common Share Data                                                    10
     Capitalization                                                       10

DEBT INFORMATION
     Outstanding Balances and Terms                                    11 - 12
     Fixed vs. Variable Rate Debt                                         12

PROPERTY & Tenant Information
     Property Table                                                    13 - 14
     Tenant Diversification                                               15
     Leasing Activity Report                                              15
     Lease Expiration Schedule                                            16

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Annual Report on Form 10-K for the year ended December 31, 2005. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

CORPORATE PROFILE:

AmREIT (AMEX: AMY) is an established real estate company that, at its core, is a value creator which has delivered results to our investors for 21 years. Our mission is to build a real estate business that can realize consistent growth year over year regardless of market cycles. We have developed three distinct businesses that provide earnings power from multiple sources: a real estate development and operating business, an asset advisory business and our premium portfolio of Irreplaceable Corners(TM).

As a real estate development and operating company, we provide value through offering an array of services to our tenants and properties, to our asset advisory group's portfolios and to third parties. As of December 31, 2005, the Company has over 1.5 million square feet of retail centers in various stages of development or in the pipeline for both our advisory group and for third parties.

Our asset advisory group broadens the Company's avenues to capital and raises private equity for a series of merchant development funds. Through these funds, we combine the skills of our asset advisory team with those of our real estate development team to actively manage a blend of value-added acquisition, redevelopment and development projects, which generate both transactional fees and recurring management fees.

AmREIT's institutional-grade portfolio of Irreplaceable Corners, our most recognized business, provides a foundation to our FFO growth through a steady stream of rental income. We focus on the acquisition and development of premier retail properties in high-traffic, densely populated high-income areas to hold for long-term value. These properties are primarily high-end grocery anchored and lifestyle shopping centers leased to well-known national and regional tenants.

Since AmREIT listed its class A shares on the AMEX in July 2002, our total assets have grown from a book value of $32 million to $315 million and equity within our asset advisory group has grown from $15 million to $61 million.

CORPORATE OFFICE:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

STOCK EXCHANGE:

American Stock Exchange - AMY

CONSOLIDATED BALANCE SHEETS:

                                                               DECEMBER 31,    DECEMBER 31,
                                                                   2005            2004
                                                               ------------    ------------
ASSETS
Real estate investments at cost
     Land                                                      $    112,784    $     68,138
     Building                                                       127,094          88,211
     Tenant improvements                                              7,366           4,243
                                                               ------------    ------------
                                                                    247,244         160,592
     Less accumulated depreciation and amortization                  (5,493)         (3,561)
                                                               ------------    ------------
                                                                    241,301         157,031
     Real estate held for sale, net                                   3,569           6,326
     Net investment in direct financing leases held for
         investment                                                  19,212          19,219
     Intangible lease cost, net                                      17,761          10,628
     Investment in retail partnerships and other
      affiliates                                                      2,311           1,979
                                                               ------------    ------------
          Net real estate investments                               284,154         195,183

Cash and cash equivalents                                             5,915           2,960
Tenant receivables, net                                               3,132           1,338
Accounts receivable, net                                              1,807              37
Accounts receivable - related party                                   4,158             910
Notes receivable - related party                                     11,232               -
Deferred costs                                                        1,487           1,040
Other assets                                                          3,086           1,683
                                                               ------------    ------------
TOTAL ASSETS                                                   $    314,971    $    203,151
                                                               ============    ============
LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
     Notes payable                                             $    114,687    $    105,964
     Accounts payable and other liabilities                           8,232           4,830
     Below market leases, net                                         2,940           2,504
     Security deposits                                                  651             368
                                                               ------------    ------------
TOTAL LIABILITIES                                                   126,510         113,666
                                                               ------------    ------------
Minority Interest                                                     1,176           1,115

Shareholders' Equity
     Preferred Shares, $.01 par value, 10,000,000  shares
      authorized, note issued                                             -               -
     Class A Common shares, $.01 par value, 50,000,000
      shares authorized, 6,479,278 and 3,462,767 shares
      issued, respectively                                               65              35
     Class B Common shares, $.01 par value, 3,000,000
      shares authorized, 2,148,649 and 2,246,283 shares
      issued, respectively                                               22              22
     Class C Common shares, $.01 par value, 4,400,000
      shares authorized, 4,119,923 and 4,079,174 shares
      issued, respectively                                               41              41
     Class D Common shares, $.01 par value, 17,000,000
      shares authorized, 11,035,482 and 2,090,765 shares
      issued, respectively                                              110              21
     Capital in excess of par value                                 205,859         104,114
     Accumulated distributions in excess of earnings                (16,736)        (15,038)
     Deferred compensation                                           (1,528)           (770)
     Cost of treasury shares, 77,741 and 9,116 Class A
      shares, respectively                                             (548)            (55)
                                                               ------------    ------------
          TOTAL SHAREHOLDERS' EQUITY                                187,285          88,370
                                                               ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $    314,971    $    203,151
                                                               ============    ============

CONSOLIDATED STATEMENTS OF OPERATIONS:

                                                               THREE MONTHS    THREE MONTHS
                                                                  ENDED           ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                   2005            2004
                                                               ------------    ------------
Revenue:
     Rental income from operating leases                       $      6,816    $      3,104
     Earned income from direct financing leases                         508             507
     Real estate fee income                                             133             353
     Real estate fee income - related party                           1,219             135
     Construction revenues                                            1,636               -
     Construction revenues - related party                            1,361               -
     Securities commission income - related party                       644             688
     Asset management fee income - related party                        128             116
     Interest and other income                                          191              35
                                                               ------------    ------------
          Total revenues                                             12,636           4,938
                                                               ------------    ------------
Expenses:
     General and administrative                                       2,553           1,193
     Property expense                                                 2,101             630
     Construction costs                                               2,784               -
     Legal and professional                                             431             686
     Securities commissions                                             476             530
     Depreciation and amortization                                    1,879             763
                                                               ------------    ------------
          Total expenses                                             10,224           3,802
                                                               ------------    ------------
Operating income                                                      2,412           1,136

Other income (expense):
     Income from merchant development funds and affiliates              (27)            881
     Federal income tax benefit (expense) for TRS                       111            (225)
     Interest expense                                                (1,691)         (1,164)
     Minority interest in income of consolidated
      joint ventures                                                    (20)            (54)
                                                               ------------    ------------
Income before discontinued operations                                   785             574

Income (loss) from discontinued operations                            1,863            (906)
Gain on sales of real estate acquired for resale                      2,351              68
                                                               ------------    ------------
     Income (loss) from discontinued operations                       4,214            (838)
                                                               ------------    ------------

Net income (loss)                                                     4,999            (264)
Distributions paid to class B,C, and D shareholders                  (2,897)         (1,366)
                                                               ------------    ------------

Net income (loss) available to class A shareholders            $      2,102    $     (1,630)
                                                               ============    ============

Net (loss) income per class A common share - basic
 and diluted
     Loss before discontinued operations                       $      (0.33)   $      (0.23)
     Income (loss) from discontinued operations                        0.65           (0.24)
                                                               ------------    ------------
     Net income (loss)                                         $       0.32    $      (0.47)
                                                               ============    ============
Weighted average class A common shares used to compute
 net income (loss) per share, basic and diluted                       6,446           3,431
                                                               ============    ============

CONSOLIDATED STATEMENTS OF OPERATIONS, CONT.:

                                                                  TWELVE          TWELVE          TWELVE
                                                                  MONTHS          MONTHS          MONTHS
                                                                  ENDED           ENDED           ENDED
                                                                 DECEMBER        DECEMBER        DECEMBER
                                                                 31, 2005        31, 2004        31, 2004
                                                               ------------    ------------    ------------
Revenue:
     Rental income from operating leases                       $     20,484    $      8,200    $      2,609
     Earned income from direct financing leases                       2,030           2,029           2,016
     Real estate fee income                                             485             409             576
     Real estate fee income - related party                           4,588           1,443             455
     Construction revenues                                            2,302               -               -
     Construction revenues - related party                            2,434               -               -
     Securities commission income - related party                     1,163           2,742           1,497
     Asset management fee income - related party                        495             361             240
     Interest and other income                                          705              82               9
                                                               ------------    ------------    ------------
          Total revenues                                             34,686          15,266           7,402
                                                               ------------    ------------    ------------
Expenses:
     General and administrative                                       6,356           4,661           3,117
     Property expense                                                 4,860           1,418             388
     Construction costs                                               4,283               -               -
     Legal and professional                                           1,859           1,646             871
     Securities commissions                                             864           2,081           1,130
     Depreciation and amortization                                    6,046           1,817             522
     Deferred merger costs                                                -           1,682             915
                                                               ------------    ------------    ------------
          Total expenses                                             24,268          13,305           6,943
                                                               ------------    ------------    ------------
Operating income                                                     10,418           1,961             459

Other income (expense):
     Income from merchant development funds and
      other affiliates                                                  161           1,121             312
     Federal income tax (expense) benefit for TRS                      (379)            (16)            254
     Interest expense                                                (6,412)         (3,290)         (2,080)
     Minority interest in income of consolidated
      joint ventures                                                   (241)           (186)           (158)
                                                               ------------    ------------    ------------
Income (loss) before discontinued operations                          3,547            (410)         (1,213)

Income (loss) from discontinued operations                            3,356            (829)          2,425
Gain on sales of real estate acquired for resale                      3,223           1,827             787
                                                               ------------    ------------    ------------
     Income from discontinued operations                              6,579             998           3,212
                                                               ------------    ------------    ------------

Net income                                                           10,126             588           1,999
Distributions paid to class B,C, and D shareholders                  (9,245)         (4,454)         (1,943)
                                                               ------------    ------------    ------------
Net income (loss) available to class A shareholders            $        881    $     (3,866)   $         56
                                                               ============    ============    ============

Net income (loss) per class A common share - basic
and diluted
     Loss before discontinued operations                       $      (1.09)   $      (1.50)   $      (1.13)
     Income from discontinued operations                               1.26            0.31            1.15
                                                               ------------    ------------    ------------
     Net loss                                                  $       0.17    $      (1.19)   $       0.02
                                                               ============    ============    ============
Weighted average class A common shares used to compute
 net income (loss) per share, basic and diluted                       5,205           3,251           2,792
                                                               ============    ============    ============

SEGMENTED STATEMENTS OF OPERATIONS:

                                                                             ASSET ADVISORY
                                                                      ----------------------------
THREE MONTHS ENDED                                     REAL ESTATE                       RETAIL
DECEMBER 31, 2005                      PORTFOLIO       OPERATIONS      SECURITIES     PARTNERSHIPS      TOTAL
-----------------------------------   ------------    ------------    ------------    ------------   ------------
Rental income                         $      7,324    $          -    $          -    $          -   $      7,324
Securities commissions                           -               -             644               -            644
Construction revenues                            -           2,997               -               -          2,997
Real estate fee income                           -           1,352               -                          1,352
Other income                                   159              32               -             128            319
                                      ------------    ------------    ------------    ------------   ------------
Total revenue                                7,483           4,381             644             128         12,636

Securities commission
 expense                                         -               -             476               -            476
Professional fees                              290              46              27               -            363
Depreciation and amortization                1,879               -               -               -          1,879
Property expense                             2,051              50               -               -          2,101
Construction expense                             -           2,784               -               -          2,784
Real estate commissions                          -              68               -               -             68
General and administrative                   1,137             901             494              21          2,553
                                      ------------    ------------    ------------    ------------   ------------
Total expenses                               5,357           3,849             997              21         10,224

Interest expense                            (1,514)           (172)             (5)              -         (1,691)
Other (expense) income                         (54)            174             (77)             21             64
Income from discontinued
 operations                                  2,738           1,476               -               -          4,214
                                      ------------    ------------    ------------    ------------   ------------
Net income                            $      3,295    $      2,011    $       (435)   $        128   $      4,999

                                                                          ASSET ADVISORY
                                                                      ----------------------------
THREE MONTHS ENDED                                     REAL ESTATE                       RETAIL
DECEMBER 31, 2004                      PORTFOLIO       OPERATIONS      SECURITIES     PARTNERSHIPS      TOTAL
-----------------------------------   ------------    ------------    ------------    ------------   ------------
Rental income                         $      3,611    $          -    $          -    $          -   $      3,611
Securities commissions                           -               -             688               -            688
Real estate fee income                           -             488               -               -            488
Other income                                     -              35               -             116            151
                                      ------------    ------------    ------------    ------------   ------------
Total revenue                                3,611             523             688             116          4,938

Securities commission
 expense                                         -               -             530               -            530
Professional fees                              302              76               -               -            378
Depreciation and amortization
                                               763               -               -               -            763
Property expense                               627               3               -               -            630
Real estate commissions                          -             308               -               -            308
General and administrative                     158             636             364              35          1,193
                                      ------------    ------------    ------------    ------------   ------------
Total expenses                               1,850           1,023             894              35          3,802

Interest expense                            (1,108)            (56)              -               -         (1,164)
Other (expense) income                         (51)            133             (54)            574            602
Income from discontinued
operations                                    (968)            130               -               -           (838)
                                      ------------    ------------    ------------    ------------   ------------
Net (loss) income                     $       (366)   $       (293)   $       (260)   $        655   $       (264)

                                                                            ASSET ADVISORY
                                                                      ----------------------------
TWELVE MONTHS ENDED                                    REAL ESTATE                       RETAIL
DECEMBER 31, 2005                      PORTFOLIO       OPERATIONS      SECURITIES     PARTNERSHIPS      TOTAL
-----------------------------------   ------------    ------------    ------------    ------------   ------------
Rental income                         $     22,514    $          -    $          -    $          -   $     22,514
Securities commissions                           -               -           1,163               -          1,163
Real estate fee income                           -           5,073               -               -          5,073
Construction revenues                            -           4,736               -               -          4,736
Other income                                   465             240               -             495          1,200
                                      ------------    ------------    ------------    ------------   ------------
Total revenue                               22,979          10,049           1,163             495         34,686

Securities commission
 expense                                         -               -             864               -            864
Depreciation and amortization                6,046               -               -               -          6,046
Property expense                             4,803              57               -               -          4,860
Construction costs                               -           4,283               -               -          4,283
Professional fees                            1,214             266             112               1          1,593
Real estate commissions                          -             266               -               -            266
General and administrative                   1,657           3,595             844             260          6,356
                                      ------------    ------------    ------------    ------------   ------------
Total expenses                              13,720           8,467           1,820             261         24,268

Interest expense                            (5,816)           (572)            (24)              -         (6,412)
Other (expense) income                        (196)           (259)            (60)             56           (459)
Income from discontinued
operations                                   4,584           1,995               -               -          6,579
                                      ------------    ------------    ------------    ------------   ------------
Net income (loss)                     $      7,831    $      2,746    $       (741)   $        290   $     10,126

                                                                             ASSET ADVISORY
                                                                      ----------------------------
TWELVE MONTHS ENDED                                    REAL ESTATE                       RETAIL
DECEMBER 31, 2004                      PORTFOLIO       OPERATIONS      SECURITIES     PARTNERSHIPS      TOTAL
-----------------------------------   ------------    ------------    ------------    ------------   ------------
Rental income                         $     10,229    $          -    $          -    $          -   $     10,229
Securities commissions                           -               -           2,742               -          2,742
Real estate fee income                           -           1,852               -               -          1,852
Other income                                    46              36               -             361            443
                                      ------------    ------------    ------------    ------------   ------------
Total revenue                               10,275           1,888           2,742             361         15,266

Deferred merger expense                      1,682               -               -               -          1,682
Securities commission
    expense                                      -               -           2,081               -          2,081
Depreciation and amortization                1,817               -               -               -          1,817
Property expense                             1,413               5               -               -          1,418
Professional expense                           917             105              80               -          1,102
Real estate commissions                          -             544               -               -            544
General and administrative                     929           1,951           1,680             101          4,661
                                      ------------    ------------    ------------    ------------   ------------
Total Expenses                               6,758           2,605           3,841             101         13,305

Interest expense                            (3,233)            (57)              -               -         (3,290)
Other (expense) income                        (187)            594             (79)            591            919
Income from discontinued
operations                                    (203)          1,201               -               -            998
                                      ------------    ------------    ------------    ------------   ------------
Net income (loss)                     $       (106)   $      1,021    $     (1,178)   $        851   $        588

                                     AMREIT
                          SUMMARY OF OPERATING RESULTS

                                                                 Three Months Ended        Twelve Months Ended
                                                                     December 31,               December 31,
                                                               -----------------------   -----------------------
                                                                  2005         2004         2005         2004
                                                               ----------   ----------   ----------   ----------
FUNDS FROM OPERATIONS:
   Income (loss) before discontinued operations                $      785   $      574   $    3,547   $     (410)
   Income from discontinued operations                              4,214         (838)       6,579          998
   Depreciation of real estate assets - operations                  2,210          648        5,952        1,674
   Depreciation of real estate assets - discontinued
      operations                                                      177           60          111          297
   Adjustments for non consolidated affiliates                         35            9          100           29
   Gain on sale of real estate acquired for investment             (2,805)         (52)      (3,400)        (137)
   Class B, C, and D common share distributions                    (2,897)      (1,366)      (9,245)      (4,454)
                                                               ----------   ----------   ----------   ----------
   Total Funds from Operations available to
              Class A  Shareholders                            $    1,791   $     (965)  $    3,644   $   (2,003)
                                                               ==========   ==========   ==========   ==========
Weighted average class A shares outstanding                         6,446        3,431        5,205        3,251
Funds from operations per class A share                        $     0.27   $    (0.28)  $     0.70   $    (0.62)

DIVIDENDS:
Class A Common share dividends per share                       $     0.12   $     0.12   $     0.50   $     0.48
Class B Common share dividends per share (1)                   $     0.19   $     0.19   $     0.74   $     0.74
Class C Common share dividends per share (2)                   $     0.18   $     0.18   $     0.70   $     0.70
Class D Common share dividends per share (3)                   $     0.16   $     0.16   $     0.65   $     0.65

(1) The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly. The shares are currently convertible on a one for one basis into our class A common shares, and are callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). The class C common shares are callable by the Company beginning in 2006, based on the same conversion formula (110% of invested capital).

(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares are callable by the Company beginning in 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                                                  THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                     DECEMBER 31,             DECEMBER 31,
                                                               -----------------------   -----------------------
RENTAL AND EARNED INCOME:                                         2005         2004         2005         2004
------------------------------------------------------------   ----------   ----------   ----------   ----------
  Base minimum rent                                            $    4,425   $    2,348   $   14,825   $    6,638
  Earned Income from direct financing leases                          508          507        2,030        2,029
  Straight line rent                                                   93           43          319          139
  Over/Under market rent                                               31           24          218           44
  Percentage rent                                                      71            -          154           65
  Tenant reimbursements                                             2,196          689        4,968        1,314
                                                               ----------   ----------   ----------   ----------
         Total Rental and Earned Income                        $    7,324   $    3,611   $   22,514   $   10,229
                                                               ==========   ==========   ==========   ==========

                                                                  THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                     DECEMBER 31,             DECEMBER 31,
                                                               -----------------------   -----------------------
REAL ESTATE OPERATING REVENUE:                                    2005         2004         2005         2004
------------------------------------------------------------   ----------   ----------   ----------   ----------
Development and construction management fees
   Merchant development funds and affiliates                   $      183   $       38   $    1,243   $      998
   Unrelated third parties                                             40            -           70            8
Leasing and brokerage commissions
   Merchant development funds and affiliates                          919          171        3,145          378
   Unrelated third parties                                             93          353          415          401
Property management fees
   Merchant development funds and affiliates                          117          (74)         200           67
   Unrelated third parties                                              -            -            -            -
                                                               ----------   ----------   ----------   ----------
       Total Real Estate Operating Revenue                     $    1,352   $      488   $    5,073   $    1,852
                                                               ==========   ==========   ==========   ==========
Percent attributable to retail partnerships
and  affiliates                                                        90%          28%          90%          78%
Percent attributable to unrelated third parties                        10%          72%          10%          22%

                                                                  THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                     DECEMBER 31,             DECEMBER 31,
                                                               -----------------------   -----------------------
DISCONTINUED OPERATIONS:                                          2005         2004         2005         2004
------------------------------------------------------------   ----------   ----------   ----------   ----------
Rental revenue and earned income from DFL                      $      398   $      474   $    1,805   $    2,095
Gain on sale of real estate held for investment                     2,805           52        3,400          137
Interest and other income                                               -            -          146          936
Gain on sale of real estate held for resale                             -            -        3,223        1,827
                                                               ----------   ----------   ----------   ----------
       Total revenues                                               3,203          526        8,574        4,995
Property expense                                                     (192)        (109)        (382)        (355)
General and administrative                                           (266)          (4)        (272)         (76)
Federal income tax expense                                           (237)         113         (340)        (521)
Legal and professional                                                 (4)           -           (2)          (2)
Depreciation and amortization                                        (177)         (60)        (111)        (297)
Minority interest                                                    (328)         (16)        (597)        (182)
Interest expense                                                      (27)         (56)        (182)        (161)
Debt prepayment penalty                                              (109)                     (109)           -
Impairment charge                                                       -       (1,300)           -       (2,403)
                                                               ----------   ----------   ----------   ----------
       Total expenses                                              (1,340)      (1,432)      (1,995)      (3,997)
       Income (loss) from discontinued operations              $    1,863   $     (906)  $    6,579   $      998
                                                               ==========   ==========   ==========   ==========
Basic and diluted income (loss) from discontinued
operations per class A common share                            $     0.29   $    (0.26)  $     1.26   $     0.31
                                                               ==========   ==========   ==========   ==========

                                                                  THREE MONTHS ENDED       TWELVE MONTHS ENDED
                                                                     DECEMBER 31,             DECEMBER 31,
                                                               -----------------------   -----------------------
INTEREST EXPENSE:                                                 2005         2004         2005         2004
------------------------------------------------------------   ----------   ----------   ----------   ----------
Interest paid - floating rate                                  $        8   $      237   $      626   $      716
Interest paid - fixed rate                                          1,692          906        5,792        2,457
Loan cost amortization                                                 50           45          221          165
Out-of-market debt amortization                                       (59)         (24)        (227)         (48)
                                                               ----------   ----------   ----------   ----------
              Total Interest Expense                           $    1,691   $    1,164   $    6,412   $    3,290
                                                               ----------   ----------   ----------   ----------

                                     AMREIT
                        SUMMARY BALANCE SHEET INFORMATION

                                                   DECEMBER 31,   DECEMBER 31,
                                                       2005           2004
                                                   ------------   ------------
CLASS A COMMON SHARE DATA:
   Closing market price                            $       6.90   $       8.05

   Dividend yield                                          7.24%          5.96%

   90-Day average trading volume                         25,095          2,659

TOTAL CAPITALIZATION:

   Debt                                            $    114,687   $    105,964
   Class A common shares at market                       44,171         27,802
   Class B common shares as converted                    14,826         18,083
   Class C common shares as converted                    45,319         44,871
   Class D common shares as converted                   118,852         22,518
                                                   ------------   ------------
                            Total Capitalization   $    337,855   $    219,238
                                                   ============   ============
   Debt to Total Capitalization                            33.9%          48.3%

                                     AMREIT
                                DEBT INFORMATION

                                    AMOUNT         AMOUNT
                                  OUTSTANDING    OUTSTANDING     INTEREST      ANNUAL DEBT     MATURITY
DESCRIPTION                       12-31-2005     12-31-2004       RATE          SERVICE          DATE
------------------------------   ------------   ------------   ------------   ------------   ------------
Credit Facility (1)              $          -   $     38,014           5.61%  $          -      11/4/2005
                                 ------------   ------------
               2005 Maturities   $          -   $     38,014

MacArthur Park                   $     13,410   $     13,410           6.17%  $        827      12/1/2008
                                 ------------   ------------
               2008 Maturities   $     13,410   $     13,410

Merger Notes (2)                 $        760   $        760           5.47%  $         43      7/23/2010
                                 ------------   ------------
               2010 Maturities   $        760   $        760

Sugarland IHOP                   $      1,196   $      1,233           8.25%  $        138       3/1/2011
Sugar Land Plaza                        2,313          2,336           7.60%           203      11/1/2011
                                 ------------   ------------
               2011 Maturities   $      3,509   $      3,569

Albuquerque IHOP                 $        692   $        712           7.82%  $         75      4/24/2012
Baton Rouge IHOP                        1,143          1,176           7.82%           124      4/24/2012
Beaverton IHOP                            811            834           7.82%            88      4/16/2012
Charlottesville IHOP                      576            593           7.82%            62      4/24/2012
El Paso #1934 IHOP                        695            715           7.82%            75      4/16/2012
Rochester IHOP                            870            894           7.82%            94      4/16/2012
Shawnee IHOP                              686            706           7.82%            74      4/18/2012
5115 Buffalo Spdwy                      2,761          2,789           7.58%           241      5/11/2012
Salem IHOP                                567            585           7.82%            61      5/17/2012
Springfield IHOP                          944            971           7.82%           102      6/21/2012
Roanoke IHOP                              654            673           7.89%            71      7/26/2012
Centerville IHOP                        1,145          1,176           7.89%           124      7/26/2012
Memphis #4462 IHOP                      1,237          1,271           7.89%           134      7/19/2012
Alexandria IHOP                           660            679           7.89%            71      7/19/2012
El Paso #1938 IHOP                        826            849           7.89%            89      8/23/2012
La Verne IHOP                             688            707           7.89%            74      8/23/2012
Memphis #4482 IHOP                        717            737           7.89%            77      8/23/2012
Parker IHOP                               772            793           7.89%            83      8/23/2012
                                 ------------   ------------
               2012 Maturities   $     16,444   $     16,861

                                    AMOUNT         AMOUNT
                                  OUTSTANDING    OUTSTANDING     INTEREST      ANNUAL DEBT     MATURITY
DESCRIPTION                       12-31-2005     12-31-2004       RATE          SERVICE          DATE
------------------------------   ------------   ------------   ------------   ------------   ------------
Cinco Ranch                      $      8,430   $      8,555           5.60%  $        601      7/10/2013
Plaza in the Park                      17,817         18,081           5.60%         1,270      7/10/2013
                                 ------------   ------------
               2013 Maturities   $     26,247   $     26,635

Uptown Park                      $     49,000   $          -           5.37%  $      2,631       6/1/2015
                                 ------------   ------------
               2015 Maturities   $     49,000   $          -

Bakery Square                    $      4,211   $      4,435           8.00%  $        571      2/10/2017
                                 ------------   ------------
               2017 Maturities   $      4,211   $      4,435
                                 ------------   ------------
          Total Maturities (3)   $    113,581   $    104,631
                                 ============   ============

----------
(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding ($0 as of December 31, 2005) remains constant through maturity.

(2)  The Merger Notes were paid off subsequent to December 31, 2005.

(3) Total maturities above are $1.1 million and $1.2 million less than total debt as reported in our consolidated financial statements as of December 31, 2005 and 2004, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

FIXED VS. VARIABLE          DECEMBER 31,     % OF     DECEMBER 31,     % OF
RATE DEBT:                      2005        TOTAL         2004        TOTAL
                            ------------   --------   ------------   --------
Variable rate                 $        -          -%  $     38,014       35.9%
Fixed rate                       114,687      100.0%        67,950       64.1%
                            ------------              ------------
                            $    114,687              $    105,964
                            ------------              ------------

                                     AMREIT
                          PROPERTY & Tenant Information

                                                                                                     ANNUALIZED
                                                                                                    BASE RENT AS
     MULTI-TENANT                                                            DATE                    OF DECEMBER     %
   SHOPPING CENTERS          MAJOR TENANTS            CITY        STATE    ACQUIRED        GLA        31, 2005     LEASED
---------------------   -----------------------   -------------   -----  -------------   --------   ------------   ------
Uptown Park             Ann Taylor, McCormick &      Houston       TX      06/01/05       169,110   $  4,067,373       85%
                               Schmick's
Southbank - Riverwalk       Hard Rock Cafe         San Antonio     TX      09/30/05        46,673   $  1,351,495       96%
MacArthur Park                  Kroger               Dallas        TX    12/04 & 12/05    237,381      3,982,955       98%
Plaza in the Park               Kroger               Houston       TX      07/01/04       139,971      2,529,012       97%
Cinco Ranch                     Kroger               Houston       TX      07/01/04        97,297      1,245,833      100%
Bakery Square                 Walgreens &            Houston       TX      07/21/04        34,614        849,460      100%
                            Bank of America
Uptown Plaza                 CVS/pharmacy            Houston       TX      12/10/03        28,000      1,236,646      100%
Woodlands Plaza             FedEx/Kinkos &        The Woodlands    TX      06/03/98        20,018        373,317      100%
                              Rug Gallery
Sugarland Plaza             Mattress Giant          Sugarland      TX      07/01/98        16,750        349,545      100%
Terrace Shops                  Starbucks             Houston       TX      12/15/03        16,395        385,342      100%
Baptist Memorial        Baptist Memorial & Auto      Memphis       TN      07/23/02        15,000        222,643      100%
Medical Plaza                    Zone
Courtyard at Post Oak      Verizon Wireless          Houston       TX      06/15/04        13,597        477,361      100%
San Felipe and
Winrock (1) (2)                 (1) (2)              Houston       TX      11/17/03         8,400             (1)      (1)
                                                                                         --------   ------------   ------
      Multi-Tenant
    Shopping Centers
          Total                                                                           843,211     17,070,982       97%

                                                                                                     ANNUALIZED
                                                                                                    BASE RENT AS
                                                                             DATE                    OF DECEMBER      %
SINGLE TENANT (GROUND LEASES)                         CITY        STATE    ACQUIRED         GLA       31, 2005     LEASED
-----------------------------                     --------------  -----  -------------   --------   ------------   ------
CVS Corporation                                       Houston      TX       01/10/03       13,824   $    327,167      100%
Darden Restaurants                                Peachtree City   GA       12/18/98        6,867         79,366      100%
Carlson Restaurants                                   Hanover      MD       09/16/03        6,802        150,421      100%
Citibank (1)                                        San Antonio    TX       12/17/04        4,439             (6)     100%
Comerica Bank (1)                                     Houston      TX       04/30/04        4,277             (6)     100%
Washington Mutual                                     Houston      TX       12/11/96        3,685         98,160      100%
Washington Mutual                                  The Woodlands   TX       09/23/96        3,685         61,060      100%
                                                                                         --------   ------------   ------
   Single Tenant (Ground Leases) Total                                                     43,579        716,174      100%

                                                                                                       ANNUALIZED
                                                                                                      BASE RENT AS
                                                                               DATE                    OF DECEMBER      %
SINGLE TENANT (FEE SIMPLE)                             CITY        STATE     ACQUIRED        GLA        31, 2005     LEASED
-----------------------------                     --------------  -------  -------------   --------   ------------   ------
Energy Wellness                                      Sugarland       TX       07/23/02       15,000        187,857      100%
Golden Corral                                         Houston        TX       07/23/02       12,000        182,994      100%
Golden Corral                                         Humble         TX       07/23/02       12,000        181,688      100%
Carlson Restaurants                                   Houston        TX       07/23/02        8,500        200,000      100%
IHOP Corporation                                     Sugarland       TX       09/22/99        4,020        188,664      100%
IHOP Corporation(5)                                 Centerville      UT       07/25/02        4,020        161,707      100%
IHOP Corporation (5)                                  Memphis        TN       08/23/02        4,020        177,780      100%
IHOP Corporation                                      Topeka         KS       09/30/99        4,020        157,892      100%
AFC, Inc.                                             Atlanta        GA       07/23/02        2,583        119,279      100%
Advance Auto (1)(2)(3)(4)                             Various     Various     Various        21,000        107,414       (1)
                                                                                           --------   ------------   ------
   Single Tenant (Fee Simple) Total                                                          87,163      1,665,275      100%

                                                                                                       ANNUALIZED
                                                                                                      BASE RENT AS
                                                                               DATE                    OF DECEMBER      %
SINGLE TENANT (LEASEHOLD)                              CITY        STATE     ACQUIRED       GLA         31, 2005     LEASED
-----------------------------                     --------------  -------  -------------  ---------   ------------   ------
IHOP Corporation (5)                                  Various     Various     Various        60,300   $  1,562,922     100%
                                                                                          ---------   ------------   ------
   Company Total GLA/% Leased                                                             1,034,253   $ 21,015,353       96%

----------
(1)  Under Development (GLA represents proposed leaseable square footage).
(2)  Held for Sale
(3)  Held in joint venture of which we are the managing 50% owner
(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5) IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated retail partnerships, and 1.4% of which is owned by unaffiliated third parties.
(6) These properties are 100% leased; however, rent does not commence until first quarter of 2006.

Top 10 Tenants by revenue concentration for the twelve months ended December 31, 2005:

                                                % OF TOTAL
                                   RENTAL        OPERATING
          TENANT                   INCOME        REVENUE
-----------------------------   ------------   ------------
Kroger                          $      2,899           8.36%
IHOP                                   2,249           6.48%
CVS/pharmacy                           1,060           3.06%
Linens 'N Things                         716           2.06%
Barnes & Noble                           466           1.34%
Landry's                                 445           1.28%
Golden Corral Corporation                432           1.25%
Hallmark                                 428           1.23%
Carlson Restaurants Worldwide            350           1.01%
Champps Americana                        333           0.96%
                                ------------   ------------
   Total                        $      9,378          27.04%

LEASING ACTIVITY FOR THE QUARTER ENDED DECEMBER 31, 2005:

                                                           RENT PER SQ. FT.
                                # OF        TOTAL      -----------------------
                               LEASES       SQ. FT.     NEW RENT     OLD RENT     % CHANGE
                             ----------   ----------   ----------   ----------   ----------
New leases                            2        4,126        28.97          N/A          N/A
Expired/ cancelled leases:
      Lease renewals                  1        1,720        18.50        18.00         2.78%
      Non-renewals                    1        4,512          N/A        22.00          N/A
      Cancelled leases                2        4,418          N/A        27.72          N/A

LEASE EXPIRATIONS BY YEAR:

                          NUMBER
                        OF LEASES        SQUARE         PERCENT
EXPIRATION YEAR          EXPIRING       FOOTAGE         OF TOTAL
--------------------   ------------   ------------   ------------
2006 ...............             13         30,747           3.26%
2007 ...............             18         49,769           5.27%
2008 ...............             23         67,199           7.12%
2009 ...............             33         94,467          10.01%
2010 ...............             34        129,419          13.71%
2011 ...............             38        166,337          17.62%
2012 ...............              6         21,851           2.31%
2013 ...............              6         25,373           2.69%
2014 ...............              8         28,504           3.02%
2015 ...............              -              -              -
2016 ...............              1          5,969           0.63%
2017 ...............              -              -              -
2018 ...............              -              -              -
2019 ...............              1          4,020           0.43%
2020 ...............              4         75,991           8.05%
2021 ...............              3         79,806           8.45%
2022 ...............              1          4,020           0.43%
2023 ...............              1         63,373           6.71%
2024 ...............              3         21,864           2.32%
2025 ...............              6         32,100           3.40%
2026 ...............              4         16,080           1.70%
2027 ...............              3         12,060           1.28%
2056 ...............              1         15,120           1.60%
                       ------------   ------------   ------------
Totals                          207        944,069         100.00%